SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Apollo Investment Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9 West 57th Street

New York, New York 10019

June 25, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) to be held on August 7, 2012 at 9:30 a.m., Eastern Daylight Time, at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (i) to elect three Class II directors of the Company; (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013; and (iii) to approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain conditions as set forth herein (including that the cumulative number of shares sold does not exceed 25% of its then outstanding common stock immediately prior to each such sale). I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

John J. Hannan
Chairman of the Board of Directors

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2012

To the Stockholders of Apollo Investment Corporation:

The 2012 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) will be held at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 on Tuesday, August 7, 2012 at 9:30 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect three Class II directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2013;

3.	To consider and vote upon a proposal to authorize flexibility for the Company, with the approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain limitations described herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale); and

4.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on June 13, 2012. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Joseph D. Glatt, Corporate Secretary

New York, New York

June 25, 2012

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2012 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2012 Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, August 7, 2012 at 9:30 a.m., Eastern Daylight Time, at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2012, are first being sent to stockholders on or about June 28, 2012.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares or if he or she wishes to change a previous vote.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect three Class II Directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2013;

3.	To approve a proposal to authorize flexibility for the Company, with the approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain limitations described herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale); and

4.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on June 13, 2012 (the “Record Date”). There were 202,891,351 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Vote Required

Election of Directors. The election of a Director requires the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because Directors are elected by an affirmative vote of the majority of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. Abstentions and broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Approval of Proposal to Authorize the Company to Sell Shares of its Common Stock (During the Next 12 Months) at a Price Below the Company’s Then Current Net Asset Value Per Share Subject to Certain Conditions Described Herein (Including That the Cumulative Number of Shares Sold Does Not Exceed 25% of its Then Outstanding Common Stock Immediately Prior to Each Such Sale). The affirmative vote of at least (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company is required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve a proposal at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A stockholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of

Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain instructions from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the mail, proxies may be solicited in person and/or by telephone, e-mail or facsimile transmission by Directors, officers or employees of the Company and/or officers or employees of Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser. AIM is located at 9 West 57th Street, New York, New York 10019. No additional compensation will be paid to Directors, officers or regular employees of the Company or AIM for such services.

The Company has retained Georgeson Inc. (“Georgeson”) to assist in the solicitation of proxies for a fee of approximately $10,000, plus out-of- pocket expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each stockholder’s full name and complete address and to confirm that the stockholder has either received the proxy materials in the mail or has been provided a notice and access notification. If the stockholder is a corporation or entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the stockholder’s instructions on the proposals. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Stockholders also may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on their proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, also will receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may submit the proxy card originally sent with this Proxy Statement by mail or attend the Meeting in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked, even if the proxy being revoked was given by telephone or electronically and should be delivered to the Company’s proxy tabulator. The notice of revocation may be delivered by mail or in person at the Meeting. In addition, a later dated proxy granted by any means will automatically revoke any prior proxy.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the 1940 Act to “control” us, as such term is defined in the 1940 Act.

Our Directors consist of Independent Directors (defined below) and interested Directors. Interested Directors are “interested persons” of the Company, as defined in the 1940 Act and Independent Directors are not “interested persons” as defined in the 1940 Act.

The following table sets forth, as of the Record Date, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, directly or indirectly owned, controlled or held, with the power to vote, 5% or more of our outstanding common stock as of that date. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
BlackRock, Inc.(2)	Beneficial	12,069,173	5.95%
Thornburg Investment Management Inc.(3)	Beneficial	20,236,410	9.97%

(1)	Over 99% of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)	The principal address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
(3)	The principal address for Thornburg Investment Management Inc. is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

The following table sets forth, as of the Record Date, the number of shares of the Company’s common stock beneficially owned by the Director nominees and each of our other Directors and our current Executive Officers. As of that date, the Company’s Directors and Executive Officers, as a group, owned less than 1% of the Company’s outstanding common stock.

Directors, Executive Officers and Nominees	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Independent Directors and Nominee
Ashok Bakhru	20,000	*
Jeanette Loeb	15,000	*
Frank C. Puleo	10,468	*
Carl Spielvogel	5,000	*
Elliot Stein, Jr.	17,265	*
Bradley J. Wechsler	45,000	*

Interested Directors and Nominees
John J. Hannan(2)	90,019.4	*
James C. Zelter	154,592.3	*

Executive Officers
Gregory W. Hunt	5,000	*
Joseph D. Glatt	1,195	*
Edward J. Goldthorpe	20,000	*
Cindy Z. Michel	636	*
Eileen M. Patrick	14,285	*
John J. Suydam	10,000	*

*	Represents less than 1% of the outstanding shares.
(1)	Based on 202,891,351 shares of common stock outstanding as of the Record Date.
(2)	Mr. Hannan holds 90,019.4 shares through indirect beneficial ownership of a family trust.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our common stock beneficially owned by the Director nominees and each of our other Directors as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Directors, Executive Officers and Nominees	Dollar Range of Common Stock in the Company(1)
Independent Directors and Nominee
Ashok Bakhru	$100,001 – $500,000
Jeanette Loeb	$100,001 – $500,000
Frank C. Puleo	$50,001 – $100,000
Carl Spielvogel	$10,001 – $50,000
Elliot Stein, Jr.	$100,001 – $500,000
Bradley J. Wechsler	$100,001 – $500,000

Interested Directors and Nominees
John J. Hannan(2)	$500,001 – $1,000,000
James C. Zelter	over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Dollar range includes 90,019.4 shares held through indirect beneficial ownership of a family trust.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board of Directors provided that the number thereof shall never be less than four nor more than eight. In accordance with the bylaws, the Company currently has eight members of the Board of Directors. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of Directors expiring each year. Each Director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class II nominees for election at the Meeting, as well as each of the other Directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Director of the Company.

Mr. John J. Hannan, Mr. James C. Zelter and Mr. Ashok N. Bakhru each has been nominated for election for a three year term expiring in 2015. Mr. Hannan, Mr. Zelter and Mr. Bakhru currently serve as Directors of the Company. None of Mr. Hannan, Mr. Zelter and Mr. Bakhru is being proposed for election pursuant to any agreement or understanding between Mr. Hannan, Mr. Zelter or Mr. Bakhru and the Company. Mr. Hannan and Mr. Zelter are considered to be interested Directors due to their affiliations with AIM and its affiliates.

Nominees for Class II Directors—Term Expiring 2015

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Interested Directors and Nominees for Interested Directors
John J. Hannan, 59(3)	Chairman of the Board and Director	Class II Director since March 2004; If elected, term expires 2015	Co-founded Apollo Management, L.P. in 1990.	Director of Vail Resorts, Inc. (resort operator) from 2004 to 2007.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
James C. Zelter, 49(3)	Chief Executive Officer and Director	Class II Director since November 2008; If elected, term expires 2015	Joined Apollo Management, L.P. in May 2006 and has been a Managing Partner of Apollo Capital Management, L.P. since 2008; Prior to 2006, he was with Citigroup, Inc. and served as Chief Investment Officer of Citigroup Alternative Investments from 2003 to 2005.	None.

Independent Director and Nominee for Independent Director
Ashok N. Bakhru, 70	Director	Class II Director since October 2008; If elected, term expires 2015	Former executive of public and private companies and former and current director of investment companies.	Chairman of the Board of the Goldman Sachs Group of Mutual Funds (96 portfolios). Chairman of the Board of GS Hedge Fund Partners Registered Fund LLC (investment company) from 2004 to 2009.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2014

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors
Jeanette Loeb, 60	Director	Class I Director since August 2011; Term expires 2014	Former Chairman and CEO of PetCareRx (e-commerce pet pharmacy) from 2001 to 2011.	None.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Frank C. Puleo, 66	Director	Class I Director since February 2008; Term expires 2014	Mr. Puleo was a Partner at Milbank, Tweed, Hadley & McCloy LLP (law firm). Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006.	Director of CIFC Corp. (formerly known as CIFC Deerfield Corp.; credit asset manager) since 2006. Director of SLM Corp. (education financing company) since 2008.

Carl Spielvogel, 83	Director	Class I Director since March 2004; term expires 2014	Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., (international management and counseling company) from 1997 to 2000 and from 2001 to present.	Director of Interactive Data Corporation, Inc. (financial services company) from 1996 to 2009.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class III Directors — Term Expiring 2013

Name Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors
Elliot Stein, Jr., 63	Director	Class III Director since March 2004; Term expires 2013	Managing Director of Commonwealth Capital Partners since 1998 and Chairman of Caribbean International News Corporation (newspaper) since 1985.	Director of Global Cornerstone Holdings Limited (acquisitions company), Director of Bizzingo Inc. since 2012, and Director of Apollo Senior Floating Rate Fund Inc. (closed-end investment fund) since 2011.

Name Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Bradley J. Wechsler, 60	Director	Class III Director since April 2004; Term expires 2013	Formerly, Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 to 2009. Currently Chairman of IMAX Corporation (entertainment, technology and international media company).	None.

(1)	The business address of the Director nominees and other Directors and Executive Officers is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Other than Mr. Bakhru and Mr. Stein, no Director serves as a Director of an investment company, other than Apollo Investment Corporation, registered under the 1940 Act.
(3)	Mr. Hannan and Mr. Zelter are interested Directors due to their affiliations with AIM and its affiliates.

Corporate Governance

Director Independence. NASDAQ rules require listed companies to have a Board of Directors with at least a majority of Independent Directors. Under NASDAQ rules, in order for a Director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the Director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the Director is independent under NASDAQ rules and our corporate governance guidelines. Our Board of Directors has determined that each of our Directors, other than Mr. Hannan and Mr. Zelter, is independent under the listing standards of the NASDAQ Marketplace Rule 5605 (a)(2). Our governance guidelines require any Director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management. The Board of Directors’ role in management of the Company is oversight. As is the case with virtually all investment companies, including business development companies (as distinguished from operating companies), service providers to the Company, primarily AIM, Apollo Investment Administration, LLC (“AIA”) and their affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairman or the lead Independent Director (defined below) acting between Board of Directors meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and AIM’s Chief Compliance Officer and portfolio management personnel. The Audit Committee of the Board of Directors (which consists of all the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of AIM (the “Independent Directors”)), meets regularly, and between meetings the Audit Committee Chair maintains contact, with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation services that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board of Directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board of Directors has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, AIM, AIA and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board of Directors also receives reports from counsel to the Company or counsel to AIM and the Board of Directors own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities or the activities of any of the Company’s service providers on behalf of the Company.

Board of Directors Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Directors be Independent Directors. Currently, six of the Company’s eight Directors are Independent Directors. The Chairman of the Board of Directors is an interested person of the Company, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board of Directors meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The Board of Directors has determined that its leadership structure, in which 75% of the Directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board of Directors believes has prepared them to be effective Directors. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board of Directors believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Directors of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with AIM, and also may benefit from information provided by the Company’s or AIM’s counsel; both Board of Directors and Company counsel have significant experience advising funds and fund board members. The Board of Directors and its Committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Ashok N. Bakhru (70) Director. Mr. Bakhru became a Director of Apollo Investment Corporation in October 2008. Mr. Bakhru currently serves as the Chairman of the Board of the Goldman Sachs Group of Mutual

Funds. Mr. Bakhru served as the Chairman of GS Hedge Fund Partners Registered Fund LLC from 2004 to 2009 and Chairman of GS Hedge Fund Partners Registered Master Fund LLC from 2005 to 2009. Previously Mr. Bakhru was the Chief Financial Officer and Chief Administrative Officer of Coty Inc. in New York City. Prior to that he served at Scott Paper Company in Philadelphia, where he held several senior management positions including Senior Vice President and Chief Financial Officer roles. Mr. Bakhru also serves on the Board of Governors of the Investment Company Institute, the Governing Council of the Independent Directors Council, Mutual Fund Directors Forum and the Advisory Board of BoardIQ, an investment publication. He has been actively involved with Cornell University, having served on its Council and Administrative Board over the past several years.

Jeanette Loeb (60) Director. Ms. Loeb became a Director of Apollo Investment Corporation in August 2011. Ms. Loeb currently serves as a Director of PetCareRx and is a former Chairman and Chief Executive Officer of the company, a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb joined PetCareRx, Inc. in 2001. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs, where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs in 1986. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center, the board and audit committee of the United Nations Development Corporation and has previously been a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering and a founding member of the Wellesley Business Leadership Council.

Frank C. Puleo (66) Director. Mr. Puleo became a Director of Apollo Investment Corporation in February 2008. Mr. Puleo currently serves as a Director of CIFC Corp., a credit asset manager, South Street Holdings, LLC, a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Capital Assurance, Inc., a monoline financial guaranty and insurance company. Previously Mr. Puleo was a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

Carl Spielvogel (83) Director. Ambassador Spielvogel became a Director of Apollo Investment Corporation in March 2004. Ambassador Spielvogel was and is currently Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. From 2000 to 2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. He served as a Director of Interactive Data Corporation, Inc. from 1996 to 2009, and as a member of its Audit Committee and Chairman of the Independent Shareholders Committee. From 1994 to 1997, Ambassador Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Ambassador Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company, from 1985 to 1994. Ambassador Spielvogel is a trustee of the Metropolitan Museum of Art; a member of the Board of Trustees and Chairman of the Business Council of the Asia Society; a member of the Board of Trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations; a member of the Executive Committee of the Council of American Ambassadors; a Trustee and member of the Executive Committee of the State University of New York, and a former Fellow of the Kennedy School of Government at Harvard University. Before becoming an Ambassador, he was a Governor of the United States Government Board of Broadcasting.

Elliot Stein, Jr. (63) Director. Mr. Stein became a Director of Apollo Investment Corporation in March 2004 and currently serves as lead Independent Director. Since 2011 Mr. Stein has also been a director of Global Cornerstone Holdings Limited, Bizzingo Inc. and Apollo Senior Floating Rate Fund Inc. He is a Managing Director of Commonwealth Capital Partners and has served as Chairman of Caribbean International News

Corporation since 1985. Mr. Stein is also a board member of various private companies including Multi-Pak Holdings, Cohere Communications and Assay Healthcare Solutions. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. He formerly served as a Director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies.

Bradley J. Wechsler (60) Director. Mr. Wechsler became a Director of Apollo Investment Corporation in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 through 2009 and is currently Chairman. Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. In addition, he serves on the boards of Assay Healthcare Solutions, the Ethical Culture Fieldston Schools and Math for America. He is also a member of the Academy of Motion Picture Arts and Sciences.

Interested Directors

John J. Hannan (59) Chairman of the Board of Directors. Mr. Hannan became a Director of Apollo Investment Corporation in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. He formerly served as a director for Vail Resorts, Inc. and Goodman Global, Inc.

James C. Zelter (49) Chief Executive Officer and Director. Mr. Zelter joined Apollo in 2006. He became the Chief Executive Officer and a Director of Apollo Investment Corporation in November 2008. He is the Managing Partner of Apollo Capital Management, L.P. (“ACM”). The funds in the ACM platform include: Apollo Strategic Value Fund, Apollo Credit Opportunity Fund I and II, Apollo Asia Opportunity Fund and Apollo European Principal Finance Fund. ACM also includes Apollo Investment Management, L.P. the investment manager to Apollo Investment Corporation. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended March 31, 2012, the Board of Directors of the Company held twelve board meetings, eleven Audit Committee meetings and four Nominating and Corporate Governance Committee meetings. All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective Committees on which they served.

The Company requires each Director to make a diligent effort to attend all Board of Directors and Committee meetings, and encourages Directors to attend the annual meeting of stockholders. At the 2011 Annual Meeting, all of the Independent Directors at the time attended in person.

The Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the annual financial statements of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the Board of Directors; and recommending compensation of the Chief Financial Officer to the Board of Directors for determination. The Audit Committee is presently composed of six persons: Messrs. Bakhru, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb, all of whom are Independent Directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Each member of the Audit Committee is expected to continue to serve on the Audit Committee after the Meeting. Mr. Bakhru currently serves as the Chairperson of the Audit Committee. The Company’s Board of Directors has determined that Mr. Bakhru is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of six persons: Messrs. Bakhru, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb. Mr. Stein currently serves as the Chairman of the Nominating and Corporate Governance Committee. Each member is expected to continue to serve on the Nominating and Corporate Governance Committee after the Meeting. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter which is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as Directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding Director nominations. Nominations should be sent to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of the ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Nominating and Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of NASDAQ, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including the Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Board of Directors also believes it is appropriate for members of the Company’s management to participate as a member of the Board of Directors. In addition, although the Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Independent Directors in accordance with NASDAQ Marketplace Rule 5605(d) and Section 15(c) of the 1940 Act.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact Apollo Investment Corporation’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Joseph D. Glatt, Corporate Secretary, 9 West 57th Street, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our Executive Officers who are not Directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)
Gregory W. Hunt, 55	Chief Financial Officer and Treasurer	Mr. Hunt began his term as Chief Financial Officer and Treasurer of Apollo Investment Corporation in 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)
Joseph D. Glatt, 39	Secretary and Vice President	Mr. Glatt was appointed Secretary of Apollo Investment Corporation in 2010 and Vice President in 2009. Mr. Glatt is also currently General Counsel of Apollo Capital Management, L.P., a position he has held since 2007, and since 2011 he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc. Previously, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities.

Edward J. Goldthorpe, 35	President	Mr. Goldthorpe began his term as President of Apollo Investment Corporation and as Chief Investment Officer of AIM in 2012. Previously, Mr. Goldthorpe was employed by Goldman Sachs for 13 years. He served most recently as a Managing Director with the Bank Loan Distressed Investing Desk (2009 to 2012), and prior to that Mr. Goldthorpe was a Managing Director with the Special Situations Group within the firm’s Securities Division (2005 to 2009). Prior to that, Mr. Goldthorpe was a Vice President in the High Yield Distressed Group (2001 to 2005), an analyst in the Merchant Banking Division (2000 to 2001), and an analyst in the Investment Banking Division (1999 to 2000). Mr. Goldthorpe received a B.A. in Commerce from Queen’s University in Kingston, Ontario. Mr. Goldthorpe currently serves on the Global Advisory Board for the Queen’s School of Business. He is also the Chairman of the Young Fellowship of The Duke of Edinburgh’s Award.

Cindy Z. Michel, 38	Vice President and Chief Compliance Officer	Ms. Michel was appointed Chief Compliance Officer and Vice President of Apollo Investment Corporation in 2010. Ms. Michel joined Apollo Global Management, LLC in 2007 as its Director of Compliance and continues to serve in this role. Prior to joining Apollo, Ms. Michel served as the Director of Compliance of the Private Equity Division at Lehman Brothers. Prior to that, she was associated with the investment bank Credit-Suisse Securities as a member of its Compliance Department supporting the Private Equity and Investment Banking businesses. Before joining Credit-Suisse, Ms. Michel was associated with the law firm of DLA Piper.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)
Eileen M. Patrick, 44	Executive Vice President of Corporate Strategy	Ms. Patrick was appointed Executive Vice President of Corporate Strategy of Apollo Investment Corporation in 2012. Ms. Patrick joined Apollo in 2010 working in its Capital Markets Division. She also serves as a Vice President and member of the Investment Committee for the manager of Apollo Residential Mortgage Inc. (NYSE: AMTG). Prior to joining Apollo, Ms. Patrick was a Managing Director at JP Morgan in the Financial Institutions Group. Prior to that she was a Senior Managing Director in the Financial Institutions Group at Bear Stearns.

John J. Suydam, 52	Vice President and Chief Legal Officer	Mr. Suydam joined Apollo Investment Corporation in 2006. Mr. Suydam also serves as the Chief Legal Officer of Apollo Global Management, LLC, a position he has held since 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers LLP, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that time, Mr. Suydam served as chairman of the law firm O’Sullivan, LLP which specialized in representing private equity investors. Mr. Suydam serves as a trustee of the New York University School of Law and is a member of the Department of Medicine Advisory Board of The Mount Sinai Medical Center. Mr. Suydam also serves as a member of the board of directors of the Big Apple Circus and Environmental Solutions Worldwide Inc. Mr. Suydam received his JD from New York University School of Law and graduated magna cum laude with a BA in History from the State University of New York at Albany.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its executive officers, including its Chief Executive Officer and its Chief Financial Officer. The Company’s code of conduct can be accessed via the Company’s website at http://www.apolloic.com.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the Directors and Executive Officers for the fiscal year ended March 31, 2012. No compensation is paid to the interested Directors.

Name	Aggregate compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total compensation from the Company paid to director/officer
Independent Directors
Ashok Bakhru	$146,973	None	$146,973
Jeanette Loeb(2)	89,304	None	89,304
Claudine B. Malone(3)	50,223	None	50,223
Frank C. Puleo	142,000	None	142,000
Carl Spielvogel	133,000	None	133,000
Elliot Stein, Jr.	144,500	None	144,500
Bradley J. Wechsler	140,500	None	140,500

Interested Directors
John J. Hannan	None	None	None
James C. Zelter(4)	None	None	None

Executive Officers
Gregory W. Hunt	None	None	None
Joseph Glatt	None	None	None
Edward Goldthorpe(5)	None	None	None
Cindy Z. Michel	None	None	None
Eileen M. Patrick	None	None	None
John J. Suydam	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.
(2)	Ms. Loeb’s term as a director commenced immediately after our 2011 Annual Meeting of Stockholders held on August 2, 2011.
(3)	Ms. Malone retired from our board of directors immediately after our 2011 Annual Meeting of Stockholders held on August 2, 2011.
(4)	James C. Zelter is also an executive officer of Apollo Investment Corporation.
(5)	On February 8, 2012, Edward Goldthorpe was appointed as President of Apollo Investment Corporation. His term commenced on May 2, 2012.

Compensation of Directors

Each Independent Director’s annual fee is $100,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers. Independent Directors have the option to receive their Directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Certain Relationships and Transactions

Transactions with Affiliated Persons. We have entered into an amended and restated investment advisory and management agreement with AIM. Certain of our Executive Officers and our Chairman of the Board of

Directors have ownership and financial interests in AIM. Certain of our Executive Officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our Executive Officers and Directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

We have entered into a royalty-free license agreement with Apollo Management Holdings, L.P. (“AMH”), pursuant to which AMH has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay AIA our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

With respect to Director independence, please refer to the Corporate Governance section herein.

Section 16(a) Beneficial Ownership Reporting Compliance. Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and Executive Officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission (the “Commission”) and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s Directors and officers, the Company believes that during the fiscal year ended March 31, 2012, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except that a change in Mr. Stein’s beneficial ownership of the Company’s common stock, due to administrative oversight, was reported on a Form 4 three business days later than required by Section 16(a) and the general instructions to Form 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on May 22, 2012, the Company’s Audit Committee approved and the Company’s Board of Directors, including a majority of the Independent Directors, approved and ratified the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. The Company expects that a representative of PricewaterhouseCoopers will be present at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2012, the Company’s Audit Committee recommended to the Company’s Board of Directors that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended March 31, 2012 and March 31, 2011 were $701,104 and $698,000 respectively.

Audit-Related Fees: Audit-related services consist of fees billed by PricewaterhouseCoopers for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees billed during the fiscal years ended March 31, 2012 and March 31, 2011 were $375,820 and $127,000, respectively.

Tax Services Fees: Tax services fees consist of fees billed by PricewaterhouseCoopers for professional tax services. These services also include assistance regarding federal, state, and local tax compliance. Tax services and fees billed during the fiscal years ended March 31, 2012 and March 31, 2011 were $35,000 and $32,000, respectively, which represented work related to preparation of tax returns, our regulated investment company (“RIC”) qualification, excise tax distribution requirements, form extensions, etc.

All Other Fees: Other fees would include fees billed by PricewaterhouseCoopers for products and services other than the services reported above, of which there were none in the fiscal years ended March 31, 2012 and March 31, 2011.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report 1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2012.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PricewaterhouseCoopers’ examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the statement on Auditing Standards No. 61 as amended (Professional Standards). In addition, the Audit Committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012 for filing with the Commission. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013, and has directed that the selection of PricewaterhouseCoopers should be submitted to the Company’s stockholders for ratification.

May 22, 2012

The Audit Committee

Ashok Bakhru, Chair

Jeanette Loeb

Frank C. Puleo

Carl Spielvogel

Elliot Stein, Jr.

Bradley Wechsler

THE BOARD OF DIRECTORS, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

[1]	The material in this report is not “soliciting material”, is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL III: AUTHORIZATION OF THE COMPANY TO SELL SHARES OF

COMMON STOCK BELOW NET ASSET VALUE PER SHARE

The Company is a closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock (“NAV”), exclusive of sales compensation, unless its stockholders approve such a sale and the Company’s Board of Directors makes certain determinations.

Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve-month period expiring on the earlier of the anniversary of the date of this Meeting or the date of the Company’s 2013 Annual Meeting of Stockholders, which is expected to be held in August 2013.

The Company’s Board of Directors, including a majority of the Independent Directors who have no financial interest in this proposal, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal.

It should be noted that the maximum number of shares salable below NAV pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV at which shares could be sold. See below for a discussion and an example of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock Below NAV. The Company believes that market conditions may from time to time provide attractive opportunities to deploy capital. Over the preceding several years, the global capital markets had experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. During that period of time, many investors sold assets in order to repay debt or meet equity redemption requirements or other obligations. This dynamic created forced selling (which could return should global markets experience future disruption of the past credit cycle) that had negatively impacted valuations of debt securities in most markets. This negative pressure on valuations had contributed to significant unrealized write-downs of debt investments of many finance companies, including investments in the Company’s portfolio. However, these changes in the market conditions also had beneficial effects for capital providers, including more favorable pricing of risk and more creditor-friendly contractual terms. Further, although valuations had partially recovered during that period of time, additional opportunity remained in the secondary market. Accordingly, for those firms that continued to have access to capital, such an environment had the potential to provide investment opportunities on more favorable terms than would otherwise have been available. The Company’s ability to take advantage of these opportunities is dependent upon its access to capital.

As a BDC and a RIC, for tax purposes, the Company is dependent on its ability to raise capital through the sale of common stock. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, for the same reason BDCs, in order to borrow money or issue preferred stock, must maintain a debt to equity ratio of not more than 1:1, which requires the Company to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may continue to negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, negatively impact stockholders’ equity and the resulting debt to equity ratio.

Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Company’s asset valuations, stockholders’ equity and the Company’s debt to equity ratio.

As noted above, market disruption had resulted in good opportunities to invest at attractive risk-adjusted returns. However, the extreme volatility and dislocation that the capital markets had experienced also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. If these adverse market conditions return and/or worsen in the future, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of these good investment opportunities. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. At times our shares of common stock have traded in excess of NAV and at times they have traded at a discount from NAV. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV. On June 22, 2012, the last reported closing sale price of our common stock was $7.53 per share which represented a discount of approximately 11.9% to the most recently reported NAV (as of March 31, 2012) of $8.55.

	NAV(1)	Closing Sales Price	Closing Sales Price	High Closing Sales Price as a percentage	Low Closing Sales Price as a percentage
		High	Low	of NAV(2)	of NAV(2)
Fiscal Year Ended March 31, 2012
Fourth Fiscal Quarter	$8.55	$8.00	$6.67	94%	78%
Third Fiscal Quarter	$8.16	$8.55	$5.99	105%	73%
Second Fiscal Quarter	$8.12	$10.60	$7.39	131%	91%
First Fiscal Quarter	$9.76	$12.23	$9.71	125%	99%

Fiscal Year Ended March 31, 2011
Fourth Fiscal Quarter	$10.03	$12.40	$11.17	124%	111%
Third Fiscal Quarter	$9.73	$11.56	$10.20	119%	105%
Second Fiscal Quarter	$9.58	$10.65	$9.18	111%	96%
First Fiscal Quarter	$9.51	$13.57	$9.33	143%	98%

(1)	NAV is determined as of the last business day in the relevant quarter and therefore may not reflect what the NAV would have been on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price divided by the quarter end NAV.

At the 2011 Annual Meeting of Stockholders, the stockholders authorized the Company, with the approval of its Board of Directors, to sell shares of its common stock at a price below NAV under certain conditions, including that the cumulative number of shares sold pursuant to such authority not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale. This authorization will expire on the one year anniversary of the 2011 Annual Meeting of Stockholders. In these uncertain financial times, the availability of additional options that would be afforded by approval of this proposal by stockholders is of great importance to us.

The Board of Directors believes that having the flexibility for the Company to sell its common stock below NAV in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay dividends to stockholders could be adversely affected.

While the Company has no immediate plans to sell shares of its common stock below NAV, it is seeking stockholder approval now in order to maintain access to the markets if the Company determines it should sell shares of common stock below NAV. These sales typically must be undertaken quickly. The final terms of any such sale will be determined by the Board of Directors at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock, it is impracticable to describe the transaction or transactions in which such shares of common stock would be sold. Instead, any transaction where the Company sells such shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board of Directors at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal. If approved, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the Annual Meeting or the date of the Company’s 2013 Annual Meeting of Stockholders, which is expected to be held in August 2013.

Conditions to Sales Below NAV. If stockholders approve this proposal, the Company will sell shares of its common stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of the Company’s Independent Directors who have no financial interest in the sale have approved the sale;

•

a majority of the Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations. Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the sale of shares of the Company’s common stock at less than NAV and the expenses associated with such sale on the NAV. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. This dilution would include reduction in the NAV as a result of the sale of shares at a price below the NAV and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such sale. The Board of Directors of the Company will consider the potential dilutive effect of the sale of shares at a price below the NAV when considering whether to authorize any such sale. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities that may be issued under authority previously approved by shareholders in accordance with Section 61(a) of the 1940 Act will not be taken into account in determining whether the 25% limitation described above in this proposal III has been reached.

The 1940 Act establishes a connection between common share sale price and NAV because when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for sale, and thus any future issuance of common stock will dilute their holdings of common stock as a percentage of shares outstanding to the extent they do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Required Vote. Approval of this proposal requires the affirmative vote of at least (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK DURING THE NEXT YEAR AT A PRICE BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE SUBJECT TO THE LIMITATIONS DESCRIBED IN THIS PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on August 7, 2012

The following materials relating to this Proxy Statement are available at www.proxyvote.com:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting;

•	information on how to obtain directions to attend the Meeting in person;

•	proxy cards and any other proxy materials; and

•	the Company’s Annual Report for the fiscal year ended March 31, 2012.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of stockholders unless certain securities law requirements are met. The Company expects that the 2013 Annual Meeting of Stockholders will be held in August 2013, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a Director, must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than February 28, 2013, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a Director, at the 2013 annual meeting should be addressed to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 48th Floor, New York, New York 10019 and should be received by the Company between January 29, 2013 and 5:00 p.m. Eastern Time on February 28, 2013. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

Apollo Investment Corporation

Audit Committee Chair

9 West 57th Street, 48th Floor

New York, New York 10019

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

Joseph D. Glatt
Corporate Secretary

New York, New York

June 25, 2012

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☐

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees

01 John J. Hannan	02 James C. Zelter
03 Ashok N. Bakhru

The Board of Directors recommends you vote FOR the following proposal(s):
		For	Against	Abstain
2.	To ratify the selection of PricewaterhouseCoopers LLP as Apollo Investment Corporation’s (the “Company”) independent registered public accounting firm for the fiscal year ending March 31, 2013.	☐	☐	☐

3.	To approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain limitations described herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).	☐	☐	☐

NOTE: If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

APOLLO INVESTMENT CORPORATION Annual Meeting of the Stockholders August 7, 2012 9:30 A.M.

The undersigned hereby appoints JOHN J. SUYDAM and JOSEPH D. GLATT, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 on Tuesday, August 7, 2012 at 9:30 a.m., Eastern Daylight Time, and all adjournments there of, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND FOR THE PROPOSALS LISTED.

The validity of this proxy is governed by New York law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting.

Continued and to be signed on reverse side